SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2000


                              WOLF INDUSTRIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                    0-22723                 98-0171619
          ------------------------------------------------------------
 (State or other jurisdiction    Commission file number     (I.R.S. Employer
  of incorporation or organization)                          Identification No.)

                         16055 Fraser Highway, Suite 205
                          Surrey, B.C., CANADA V3S 2W9
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               (Address of principal executive offices)(Zip Code)

                                 (604) 597 0036
                                -----------------
              (Registrant's telephone number, including area code)

           Suite 404 - 110 Cambie Street, Vancouver, British Columbia,
                                 Canada V6B 2M8
                                 --------------
         (Former name or former address, if changed since last report)





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Item 5. Other: Change of Principal Office

Effective December 1, 1999, the Company moved its executive offices to 16055 Fraser Highway, Suite 205, Surrey, B.C., CANADA V3S 2W9. The change of offices will result in reduced expenses for the corporation. The Company's telephone number has also changed to 604 597 0036.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WOLF INDUSTRIES, INC.

Dated: January 20, 2000


/s/ PATRICK MCGOWAN
--------------------
    Patrick McGowan, President

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